ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 1 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
--------------------------------------------------------------------------------


 1 Total Actual Principal Collections                        1,963,257.61
 2 Total Permanent Buydown Companion Principal                  40,272.99
 3 Total Actual Interest Collections                         2,069,462.19
 4 Less Service Fees Service Fees Previously Remitted          126,351.18
 5 Additional Proceeds                                               0.00
                                                          ---------------
 6      Total Collections:                                   3,946,641.61

 7 Pre-Funding Account Transfer                                  3,437.76
 8 Interest Coverage Account Transfer                          303,397.63
 9 Deferred Interest Coverage Account Transfer                  77,477.73
                                                          ---------------
10      Aggregate Amount Received:                           4,330,954.73

   Monthly Advances

11 Interest Advance                                            914,802.40
12 Compensating Interest                                         5,399.49
13 Amounts Held for Future Distributions                             0.00
14 Cross Collateral Deposit                                          0.00
15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                          ---------------
16      Available Remittance Amount:                         5,251,156.62

17 Service Fees                                                 23,042.47
18 Expense Account Deposit:                                      3,086.78
                                                          ---------------
19      Adjusted Remittance Amount:                          5,225,027.37

   Remaining Amount Available:

20           Adjusted Remittance Amount                      5,225,027.37
21           Insured Payments                                        0.00
22           Monthly Premium @ 20 bp
                due Certificate Insurer                         61,735.63
23           Cross Collateral Withdrawal                             0.00
24           Class Remittance Amounts                        5,163,291.74
25           Non-Recoverable Advances not
                Previously Reimbursed                                0.00
                                                          ===============
   Total Remaining Amount Available:                                 0.00
                                                          ================

   Amount of Reimbursements Pursuant to Sec. 5.04
26      Servicing Fee                                                0.00
27      Monthly Advances and Servicer Advances                       0.00
28      Other Mortgage Payments                                      0.00
29      Interest Earned on P&I Deposits                              0.00
30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 1 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999

---------------------------------------------------------------------------------------------------------------
                                                                TOTAL             CLASS 1A             CLASS R
                                                                -----             --------             --------
31 Loans Outstanding - BOM                                        5484
32 Original Loan Balance                                   316,079,969.05     316,079,969.05
33 Original Permanent Buydown Companion Loan Balance         2,345,977.83       2,345,977.83
34 Pre-Funding Account Balance                              64,755,453.22      64,755,453.22
35 Initial Overcollateralization                            10,760,669.27      10,760,669.27
36 Realized Losses, LTD                                              0.00               0.00
37 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
38 Carryforward Amount                                               0.00               0.00
39 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                           ----------------------------------------------------
40 Total Class Principal Balance                           372,420,730.83     372,420,730.83
41      Pool Factor per Loan Balance                          84.2879917%        84.2879917%
42      Pool Factor per Class Balance                         99.3121949%        99.3121949%
43 Excess Spread                                                     0.00                                  0.00
44 Cross Collateral Withdrawal                                       0.00                                  0.00
45 Cross Collateral Deposit                                          0.00               0.00
46 Additional Principal due Class A                          1,426,506.67       1,426,506.67
47 Interest Remittance @ Pass-Through Rates                  1,729,816.71       1,729,816.71

   PRINCIPAL ADDITIONS:
48           Number of loans                                         1148               1148
49           Transfers from Pre-Funding Account             64,752,015.46      64,752,015.46

   PRINCIPAL REDUCTIONS:

50           Prepayments - Number                                      31                 31
51           Prepayments - Dollar                            1,576,127.26       1,576,127.26
52           Delinquent Loans Repurchased - Number                      0               0.00
53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
54           Net Liquidation Proceeds                                0.00               0.00
55           Curtailments                                       32,545.01          32,545.01
56           Normal and Excess Payments                        354,585.34         354,585.34
   Permanent Buydown Companion Principal                        40,272.99          40,272.99
57           Pre-Funding Account Transfer                        3,437.76           3,437.76
                                                           ----------------------------------------------------
58 Total Principal Remittance                                2,006,968.36       2,006,968.36
59 Additional Principal Reduction                            1,426,506.67       1,426,506.67
                                                           ----------------------------------------------------
60 Total Remittance                                          5,163,291.74       5,163,291.74               0.00
                                                           ====================================================
61 Current Month Realized Loss - Number                                 0                                     0
62 Current Month Realized Loss - Dollar                              0.00                                  0.00
63 Current Month Permanent Buydown Companion Loan
          Realized Loss - Dollar                                     0.00                                  0.00

   CLASS PRINCIPAL BALANCE - EOM

64 Loans Outstanding - EOM                                        6601
65 Closing Loan Balance                                    378,868,726.90     378,868,726.90
66 Closing Permanent Buydown Companion Loan Balance          2,305,704.84       2,305,704.84
67 Pre-Funding Account Balance                                       0.00               0.00
68 Additional Principal Reduction, LTD                      12,187,175.95      12,187,175.95
69 Realized losses, LTD                                              0.00               0.00
70 Permanent Buydown Companion Loan Losses, LTD                      0.00
71 Aggregate Unpaid Principal Balance of Delinquent
72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                           ----------------------------------------------------
73 Total Class Principal Balance                           368,987,255.79     368,987,255.79
74      Pool Factor per Loan Balance                         101.0316605%       101.0316605%
75      Pool Factor per Class Balance                         98.3966015%        98.3966015%
---------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 1 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999

--------------------------------------------------------------------------------------------------------------
                                                              TOTAL            CLASS A-1
                                                              -----            ---------

 76 Weighted Note Rate - THIS Remittance                    10.74403%
 77 Weighted Note Rate - NEXT Remittance                    10.83607%

 78 Related Remittance Period for Libor Rate                26-Jul-99             thru           24-Aug-99
 79 Days in Related Period                                     30

 80 Pass-Through Rates                                                          5.57375%

 81 Weighted Average Remaining Term                          253.03

 82 Original Pool - Principal Balance                       248,139,272.81     248,139,272.81
 83 Original Pool - Permanent Buydown Companion Balance       2,377,695.39       2,377,695.39
 84 Original Pool - Pre-Funding Account                     133,928,990.05     133,928,990.05
 85 Original Pool - Additional Principal Reduction            9,445,958.25       9,445,958.25
                                                       -------------------------------------------------------
 86 Original Pool Total                                     375,000,000.00     375,000,000.00
 87 Original Pool - Number of Loans                                4310

    -----------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
    --------------------------------------------          BEG. OF MONTH       CURRENT MONTH      END OF MONTH
                                                       -------------------------------------------------------
 88 Additional Principal Reduction, LTD                      10,760,669.27       1,426,506.67    12,187,175.95
 89 Cross Collateral Deposits                                         0.00               0.00             0.00
 90 Realized Losses, LTD                                              0.00               0.00             0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                       --------------------------------------------------------
 92 Overcollateralization of Principal                       10,760,669.27       1,426,506.67    12,187,175.95
                                                       ========================================================

 93 Base Overcollateralization Required                                                          26,171,676.01
 94 Required Overcollateralization Amount                                                        26,171,676.01

    CURRENT MONTH SUBORDINATED AMOUNT                     BEG. OF MONTH       CURRENT MONTH      END OF MONTH
    ------------------------------------               --------------------------------------------------------

 95 Original Subordinated Amount                             45,848,191.54        N/A            45,848,191.54
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00             0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                       -------------------------------------------------------
 98 Current Subordinated Amount                              45,848,191.54                       45,848,191.54
                                                       ========================================================

    NONRECOVERABLE ADVANCE RECONCILIATION
    -------------------------------------
 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                           -------------------
102 End of Month                                                                         0.00
--------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 1 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
--------------------------------------------------------------------------------
                                                                   CLASS
                                                TOTAL                A1
                                           -------------------------------------

103 Total Class Principal - Original Pool  $375,000,000.00    $375,000,000.00
104 Interest Remittance Amount                1,729,816.71       1,729,816.71
105 Interest Rate Factor / 1000                   4.612845           4.612845

106 Total Principal Collections               2,006,968.36       2,006,968.36
107 Prefunding Account Transfer                       0.00               0.00
108 Additional Principal Reduction            1,426,506.67       1,426,506.67
                                           -----------------------------------
109 Principal Remittance Amount               3,433,475.03       3,433,475.03
110 Principal Payment Factor/1000                 9.155933           9.155933
111 Principal Factor                            983.966016         983.966016

112 Prior Month Principal Factor                993.121949         993.121949
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 2 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
--------------------------------------------------------------------------------

 1 Total Actual Principal Collections                        3,062,119.66
 3 Total Actual Interest Collections                         1,571,977.68
 4 Less Service Fees Service Fees Previously Remitted           96,342.86
 5 Additional Proceeds                                               0.00
                                                      --------------------
 6      Total Collections:                                   4,537,754.48

 7 Pre-Funding Account Transfer                                  1,740.77
 8 Interest Coverage Account Transfer                          212,180.69
 9 Deferred Interest Coverage Account Transfer                  74,627.17
                                                      --------------------
10      Aggregate Amount Received:                           4,826,303.11

   MONTHLY ADVANCES

11 Interest Advance                                          1,024,712.99
12 Compensating Interest                                        13,921.77
13 Amounts Held for Future Distributions                             0.00
14 Cross Collateral Deposit                                          0.00
15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                      --------------------
16      Available Remittance Amount:                         5,864,937.87

17 Service Fees                                                 17,410.90
18 Expense Account Deposit:                                      2,664.80
                                                      --------------------
19      Adjusted Remittance Amount:                          5,844,862.17

   REMAINING AMOUNT AVAILABLE:

20           Adjusted Remittance Amount                      5,844,862.17
21           Insured Payments                                        0.00
22           Monthly Premium @ 20 bp
                due Certificate Insurer                         53,296.08
23           Cross Collateral Withdrawal                             0.00
24           Class Remittance Amounts                        5,791,566.09
25           Non-Recoverable Advances not
                Previously Reimbursed                                0.00
                                                      --------------------
   TOTAL REMAINING AMOUNT AVAILABLE:                                 0.00
                                                      ====================

   Amount of Reimbursements Pursuant to Sec. 5.04
26      Servicing Fee                                                0.00
27      Monthly Advances and Servicer Advances                       0.00
28      Other Mortgage Payments                                      0.00
29      Interest Earned on P&I Deposits                              0.00
30      Additional Servicing Compensation                            0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 2 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999

--------------------------------------------------------------------------------------------------------------
                                                                Total             Class 1A             Class R
                                                                -----             --------             -------
31 Loans Outstanding - BOM                                           3111
32 Original Loan Balance                                   281,829,662.07     281,829,662.07
34 Pre-Funding Account Balance                              49,164,225.82      49,164,225.82
35 Initial Overcollateralization                             8,153,557.26       8,153,557.26
36 Realized Losses, LTD                                              0.00               0.00
38 Carryforward Amount                                               0.00               0.00
39 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                      --------------------------------------------------------
40 Total Class Principal Balance                           322,840,330.63     322,840,330.63
41      Pool Factor per Loan Balance                           86.7168191%        86.7168191%
42      Pool Factor per Class Balance                          99.3354863%        99.3354863%
43 Excess Spread                                                     0.00                                 0.00
44 Cross Collateral Withdrawal                                       0.00                                 0.00
45 Cross Collateral Deposit                                          0.00               0.00
46 Additional Principal due Class A                          1,271,224.96       1,271,224.96
47 Interest Remittance @ Pass-Through Rates                  1,456,480.70       1,456,480.70

   PRINCIPAL ADDITIONS:
48           Number of loans                                          555                555
49           Transfers from Pre-Funding Account             49,162,485.05      49,162,485.05

   PRINCIPAL REDUCTIONS:

50           Prepayments - Number                                      19                 19
51           Prepayments - Dollar                            2,823,681.99       2,823,681.99
52           Delinquent Loans Repurchased - Number                      0               0.00
53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
54           Net Liquidation Proceeds                                0.00               0.00
55           Curtailments                                      141,311.68         141,311.68
56           Normal and Excess Payments                         97,125.99          97,125.99
   Permanent Buydown Companion Principal                             0.00               0.00
57           Pre-Funding Account Transfer                        1,740.77           1,740.77
                                                      --------------------------------------------------------
58 Total Principal Remittance                                3,063,860.43       3,063,860.43
59 Additional Principal Reduction                            1,271,224.96       1,271,224.96
                                                      --------------------------------------------------------
60 Total Remittance                                          5,791,566.09       5,791,566.09              0.00
                                                      ========================================================
61 Current Month Realized Loss - Number                                 0                                    0
62 Current Month Realized Loss - Dollar                              0.00                                 0.00

   Class Principal Balance - EOM

64 Loans Outstanding - EOM                                           3647
65 Closing Loan Balance                                    327,930,027.46     327,930,027.46
67 Pre-Funding Account Balance                                       0.00               0.00
68 Additional Principal Reduction, LTD                       9,424,782.22       9,424,782.22
69 Realized losses, LTD                                              0.00               0.00
70 Permanent Buydown Companion Loan Losses, LTD                      0.00
71 Aggregate Unpaid Principal Balance of Delinquent
72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                      --------------------------------------------------------
73 Total Class Principal Balance                           318,505,245.24     318,505,245.24
74      Pool Factor per Loan Balance                          100.9015469%       100.9015469%
75      Pool Factor per Class Balance                          98.0016139%        98.0016139%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 2 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999

---------------------------------------------------------------------------------------------------------------
                                                                Total            Class A-1
 76 Weighted Note Rate - THIS Remittance                    10.70738%
 77 Weighted Note Rate - NEXT Remittance                    10.74981%

 78 Related Remittance Period for Libor Rate                26-Jul-99             thru           24-Aug-99
 79 Days in Related Period                                     30

 80 Pass-Through Rates                                                          5.41375%

 81 Weighted Average Remaining Term                          356.28

 82 Original Pool - Principal Balance                       213,783,852.37     213,783,852.37
 83 Original Pool - Permanent Buydown Companion Balance               0.00               0.00
 84 Original Pool - Pre-Funding Account                     118,187,547.02     118,187,547.02
 85 Original Pool - Additional Principal Reduction            6,971,399.39       6,971,399.39
                                                       --------------------------------------------------------
 86 Original Pool Total                                     325,000,000.00     325,000,000.00
 87 Original Pool - Number of Loans                           2363

    -----------------------------------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                          Beg. of Month       Current Month      End of Month
                                                       --------------------------------------------------------
 88 Additional Principal Reduction, LTD                       8,153,557.26       1,271,224.96     9,424,782.22
 89 Cross Collateral Deposits                                         0.00               0.00             0.00
 90 Realized Losses, LTD                                              0.00               0.00             0.00
 91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00             0.00
                                                       --------------------------------------------------------
 92 Overcollateralization of Principal                        8,153,557.26       1,271,224.96     9,424,782.22
                                                       ========================================================

 93 Base Overcollateralization Required                                                          19,586,312.56
 94 Required Overcollateralization Amount                                                        19,586,312.56

    CURRENT MONTH SUBORDINATED AMOUNT                     Beg. of Month       Current Month      End of Month
                                                       --------------------------------------------------------

 95 Original Subordinated Amount                             41,496,424.92        N/A            41,496,424.92
 96 Less: Cumulative Realized Losses (excluding
        Permanent Buydown Companion Loans)                            0.00               0.00             0.00
 97 Plus: Cumulative Additional Proceeds                              0.00               0.00             0.00
                                                       --------------------------------------------------------
 98 Current Subordinated Amount                              41,496,424.92                       41,496,424.92
                                                       ========================================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                                                   0.00
100 Current Month Unpaid Nonrecoverable Advance                                          0.00
101 Less: Current Month Reimbursement                                                    0.00
                                                                           -------------------
102 End of Month                                                                         0.00

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                   BY SUPERIOR BANK - FSB SERVICING DIVISION
                              DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                                 1999-2 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
  OF JUNE 1, 1999, SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING
    INFORMATION PERTAINING TO SERIES 1999-2 GROUP 2 FOR AUGUST 25, 1999, THE
                                REMITTANCE DATE.

                        DUE PERIOD ENDED: AUGUST 1, 1999
--------------------------------------------------------------------------------
                                                                        Class
                                                    Total                A1
                                           -------------------------------------

103 Total Class Principal - Original Pool    $ 325,000,000.00   $ 325,000,000.00
104 Interest Remittance Amount                   1,456,480.70       1,456,480.70
105 Interest Rate Factor / 1000                      4.481479           4.481479

106 Total Principal Collections                  3,062,119.66       3,063,860.43
107 Prefunding Account Transfer                      1,740.77               0.00
108 Additional Principal Reduction               1,271,224.96       1,271,224.96
                                           -------------------------------------
109 Principal Remittance Amount                  4,335,085.39       4,335,085.39
110 Principal Payment Factor/1000                   13.338724          13.338724
111 Principal Factor                               980.016139         980.016139

112 Prior Month Principal Factor                   993.354863         993.354863

--------------------------------------------------------------------------------